UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

                      Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

CHINA REAL ESTATE ACQUISITION CORP.
(Name of Registrant As Specified In Charter)
______________________________

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

China Real Estate Acquisition Corp.
No.1 Industrial Garden of Second Economic Cooperative Entity
Ren He Town, Baiyun District
Guangzhou, Guangdong, China 510470

INFORMATION STATEMENT
(Definitive)

 June 4, 2010

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

COPIES OF COMMUNICATIONS TO:
Anslow & Jaclin, LLP
Attn: Gary S. Eaton, Esq.
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Phone: 732-409-1212
Fax: 732-577-1188

GENERAL INFORMATION

 To the Holders of Common Stock of China Real Estate Acquisition Corp.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of China Real Estate Acquisition Corp., a Delaware Corporation (the “Company”), to notify such Stockholders that on or about May 27, 2010, the Company received written consents in lieu of a meeting of Stockholders from holders of 10,000,000 shares representing 100% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company to change its name to Linda Illumination, Inc. (the “Name Change”).

On May 27, 2010 the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change by written consent in lieu of a meeting on May 27, 2010 in accordance with the Delaware Corporation Act (“DCGL”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of these actions.

On May 27, 2010, the Board of Directors and persons owning a majority of the outstanding voting securities of China Real Estate Acquisition Corp. approved and adopted resolutions authorizing the Company to change its name to Linda Illumination, Inc., no other votes are required or necessary.  The Name Change will become effective 20 days following the mailing sent to stockholders of this notice provided by this Definitive Information Statement, or as soon thereafter as is practicable.

We will first mail this Information Statement to stockholders on or about June 16, 2010.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has determined that, in light of the fact that the acquisition of Linda International Lighting Co., Ltd. has caused the principal business of our company to consist of developing, manufacturing, marketing, and sales of searchlights, spotlights, energy-efficient electronic lamps, and other mobile lighting products in the People’s Republic of China, it would be in the best interests of the Company to change our corporate name from China Real Estate Acquisition Corp., to Linda Illumination, Inc.

Purpose of the Name Change

On May 27, 2010, the Company's Board of Directors and persons owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to Linda Illumination, Inc.  The Board believes that the name change better reflects the nature of the Company’s current and anticipated operations.  The Company had operated under the name China Real Estate Acquisition Corp. which reflected the Company’s prior business of searching for a business that was a suitable acquisition candidate.  With the reverse merger of Linda International Lighting Co., Ltd, in April 2010, Linda International Lighting Co., Ltd. became the successor issuer to China Real Estate Acquisition Corp. and the operations of Linda International Lighting Co., Ltd. became that of the Company.

Amended Certificate of Incorporation

We intend to file an amendment to the Company’s Certificate of Incorporation in order to reflect the name the change promptly after the twentieth day after the date this Information Statement has been sent to stockholders.  With the approval of our majority stockholders, the amended Articles will become effective upon their filing with the Secretary of State of Delaware.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended December 31, 2009

OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, May 27, 2010 the Company had 10,000,000 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On May 27, 2010 the holders of 10,000,000 shares (or 100% of the 10,000,000 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the Name Change. Since the Name Change has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DCGL provides in substance that unless the Company’s articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on May 27, 2010 by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Stock Owned	Percent of Class (1)
Magic Ocean Limited(2)	1,200,000	12%
Maolin Shi	8,800,000	88%
Chen Yu(2)	0	0%
Jianbo Xiao	0	0%
Xuehou Liu	0	0%
Qinglin Shi	0	0%
All Executive Officers and Directors as a group (5 persons)	10,000,000	100%

(1)	Based on 10,000,000 shares of common stock issued and outstanding.
(2)
Mr. Yu, as the sole officer, director and shareholder of Magic Ocean Limited, may be deemed to be the indirect beneficial owner of these securities since he has sole voting and investment control over the securities.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the DBCA, the Company’s articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE OF THE NAME CHANGE

Pursuant to Rule 14c-2 under the Exchange Act, this name change shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on July 7, 2010 or as soon thereafter and is practicable.

By Order of the Board of Directors /s/ Yu Chen Yu Chen Director